Exhibit 1.1

GIGOPTIX, INC.

4,500,000 UNITS

EACH UNIT CONSISTING OF ONE SHARE OF COMMON STOCK AND

0.25 WARRANTS TO PURCHASE [—] SHARES OF COMMON STOCK

UNDERWRITING AGREEMENT

June     , 2010

Roth Capital Partners, LLC,

    As representative of the several Underwriters named in Annex I hereto

24 Corporate Plaza Drive

Newport Beach, California 92660

Ladies and Gentlemen:

Pursuant to this Underwriting Agreement (this “Agreement”), GigOptix, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the underwriters named in Annex I attached hereto (collectively, the “Underwriters”), for whom Roth Capital Partners, LLC is acting as Representative (the “Representative” or “you”), an aggregate of 4,500,000 Units (as hereinafter defined) and, at the election of the Underwriters, up to an additional 675,000 Units for the purpose of covering over-allotments, if any. Each unit (“Unit”) to be sold by the Company hereunder shall consist of (i) one share of the Company’s common stock, $0.001 par value per share (“Common Stock”), and (ii) 0.25 of a warrant to purchase [—] shares of Common Stock. The shares of Common Stock comprising a portion of the Units to be sold by the Company hereunder are collectively referred to herein as the “Common Shares” and each, a “Common Share.” The warrants comprising a portion of the Units to be sold by the Company hereunder are collectively referred to herein as the “Warrants” and each, a “Warrant,” and the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the “Warrant Shares” and each, a “Warrant Share.” The Common Shares and the Warrant Shares are collectively referred to herein as the “Shares” and each, a “Share.” The aggregate of 4,500,000 Units to be sold by the Company hereunder is collectively referred to herein as the “Firm Units” and the aggregate of 675,000 additional Units to be sold by the Company hereunder is collectively referred to herein as the “Additional Units.” The Shares and the Warrants are collectively referred to herein as the “Securities.” The Securities are described in the Prospectus which is referred to and defined below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-164740) under the Securities Act (as amended, the “Initial

Registration Statement”), including a prospectus, which Initial Registration Statement incorporates by reference documents which the Company has filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Initial Registration Statement and any post- effective amendment thereto, each in the form heretofore delivered to you for each of the other Underwriters, have been declared effective by the Commission in such form.

Except where the context otherwise requires, “Registration Statement,” as used herein, shall collectively refer to the various parts of the Initial Registration Statement and any registration statement increasing the size of the offering filed pursuant to Rule 462(b) under the Securities Act, which became effective upon filing (a “Rule 462(b) Registration Statement”), in each case, including all exhibits thereto and all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A or 430C under the Securities Act to be part of the Initial Registration Statement at the time of such Initial Registration Statement’s effectiveness (the “Effective Time”), each as amended as of the Effective Time or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective.

Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act is hereinafter called a “Preliminary Prospectus”; the Preliminary Prospectus relating to the Units that was included in the Registration Statement immediately prior to the Applicable Time (as defined below) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Units is hereinafter called an “Issuer Free Writing Prospectus.” As used herein, “Permitted Free Writing Prospectuses” means the Issuer Free Writing Prospectuses listed on Schedule I attached hereto. The Underwriters have not offered or sold, and will not offer or sell, without the Company’s consent, any Securities by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Securities Act, other than a Permitted Free Writing Prospectus. For the purposes of this Agreement, the “Applicable Time” shall mean [    :    ] [    ]m (Eastern time) on the date of this Agreement.

“Disclosure Package,” as used herein, means the Pricing Prospectus as supplemented by any Permitted Free Writing Prospectuses listed on Schedule I attached hereto and any other information, documents or materials listed on Schedule II attached hereto, taken as a whole, as of the Applicable Time.

Any reference herein to the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (each, an “Incorporated Document,” and, collectively, the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the

Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of the Preliminary Prospectus, the Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company and the Representative hereby agree as follows:

1. Sale and Purchase. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Units to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the aggregate number of Firm Units as is set forth opposite the name of such Underwriter in Annex I hereto. The pricing terms of the purchase of the Units by the Underwriters and the pricing terms of the offering of the Units to the public are as set forth in Schedule II hereto.

In addition, the Company hereby grants to the Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, upon the exercise of such option by the Representative, the Underwriters shall have the right to purchase from the Company, all or a portion of the Additional Units as may be necessary solely to cover over-allotments, if any, made in connection with the offering of the Firm Units, at the same purchase price per Unit to be paid by the Underwriters to the Company for the Firm Units. In the event and to the extent that the Underwriters shall exercise the election to purchase Additional Units as herein provided, then the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company that portion of the number of Additional Units as to which such election shall have been exercised (to be adjusted so as to eliminate fractional Units) determined by multiplying such number of Additional Units by a fraction, the numerator of which is the maximum number of Units Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the maximum number of Additional Units that all of the Underwriters are entitled to purchase hereunder. This option may be exercised by the Underwriters, in their discretion, at any time and from time to time on or before the thirtieth (30th) day following the date hereof by written notice provided by the Representative to the Company. Such notice shall set forth the aggregate number of Additional Units as to which the option is being exercised, and the date and time when the Additional Units are to be delivered (such date and time being herein referred to as the “Additional Time of Purchase”); provided, however, that the Additional Time of Purchase shall not be earlier than the Time of Purchase (as defined below), nor earlier than the second (2nd) Business Day or later than the tenth (10 th) Business Day after the date on which the option shall have been exercised.

2. Payment and Delivery. Against payment by or on behalf of each Underwriter of the purchase price for the Firm Units being purchased by such Underwriter by wire transfer of Federal (same-day) funds to the accounts specified by the Company to the Representative at least forty-eight (48) hours in advance, (a) the Shares forming a part of the Units to be purchased by such Underwriter hereunder, in uncertificated form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight (48) hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representative, through the facilities of The Depository Trust Company (“DTC”) or its designated custodian for the account of such Underwriter, and (b) the Warrants forming a part of the Units to be purchased by such Underwriter hereunder, in certificated form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight (48) hours’ prior notice to the Company, shall be physically delivered by or on behalf of the Company to the Representative. Such payment and delivery shall be made at 10:00 a.m. (Eastern time), on June [    ], 2010 (the “Closing Date”) (unless another time shall be agreed to in writing by the Representative and the Company). The time at which such payment and delivery are to be made is hereinafter sometimes called the “Time of Purchase.”

Payment of the purchase price for any Additional Units shall be made at the Additional Time of Purchase in the same manner as the payment for the Firm Units, as described above. Electronic transfer of the Shares forming a part of the Additional Units and physical delivery of the Warrants forming a part of the Additional Units shall be made as directed by the Representative, in such names and in such denominations as the Representative shall specify. The Time of Purchase and the Additional Time of Purchase (if any) are sometimes together referred to herein as the “Closing Dates” and each, a “Closing Date.”

Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Securities shall be made at the offices of Lowenstein Sandler PC, counsel to the Underwriters, located at 1251 Avenue of the Americas, New York, New York, 10020, at 10:00 a.m., New York City time, on the applicable Closing Date.

3. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Representative and each of the Underwriters that:

(a) Registration Statement and Prospectus. (i) The Registration Statement has heretofore become effective under the Securities Act; no stop order of the Commission preventing or suspending the use of the Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(ii) Other than a Rule 462(b) Registration Statement, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission;

(iii) The Registration Statement complied when it became effective, complies as of the Effective Time and, as amended or supplemented, at the Time of Purchase and at any Additional Time of Purchase, as the case may be, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Securities Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Disclosure Package does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of the date that it is filed with the Commission, the Time of Purchase and the Additional Time of Purchase, as applicable, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities, in all material respects, with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the Time of Purchase, the Additional Time of Purchase and the end of the period during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Permitted Free Writing Prospectus, if any, does not conflict with the information contained in the Registration Statement, the Disclosure Package or the Prospectus, and at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the Time of Purchase and at the Additional Time of Purchase, as applicable, did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Underwriter that is furnished in writing by such Underwriter to the Company expressly for use in the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g) hereof; each Incorporated Document, at the time such document was filed with the Commission, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Distributed Materials; Not an Ineligible Issuer. Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Securities by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Securities, in each case other than the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by the Underwriters, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164) under the Securities Act; the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and the registration statement relating to the offering of the Securities contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act; neither the Company nor any Underwriter is disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Securities, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Securities contemplated by the Registration Statement; the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

(c) Capitalization. As of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the Disclosure Package and, as of the Time of Purchase, the Company shall have an authorized and outstanding capitalization as set forth in the Disclosure Package (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement, excluding the exhibits thereto, and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement, excluding the exhibits thereto, and the Prospectus); all of the issued and outstanding shares of capital stock, including the Securities, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; the Shares are admitted and authorized for trading on the OTC Bulletin Board (the “OTCBB”).

(d) Due Incorporation. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Securities as contemplated herein.

(e) Foreign Qualifications. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, be reasonably expected to (i) have a material adverse effect on the business, prospects, properties, management, financial condition or results of operations of the Company and the Subsidiaries (as defined below), taken as a whole, (ii) prevent or interfere with consummation of the transactions contemplated hereunder or in connection herewith or (iii) result in the failure of the shares of Common Stock to be listed, or to continue to be listed, on the NYSE Amex (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”).

(f) Subsidiaries. The Company has no material subsidiaries (as defined under the Securities Act) other than those listed on Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (collectively, the “Subsidiaries”); except as disclosed in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, (i) the Company owns, directly or indirectly, all of the issued and outstanding capital stock or other equity interests of each of the Subsidiaries and (ii) the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charter, by-laws, certificate of formation and operating agreement or limited liability company agreement, as applicable, of the Company and all of the Subsidiaries and all amendments thereto have been furnished to the Representative, and, except with respect to such corporate and organizational documents of ChipX UK, Ltd., a company formed under the laws of the United Kingdom (“ChipX UK”), and GigOptix (Israel) Ltd., a company formed under the laws of Israel (“GGOX Israel” and, together with “ChipX UK,” the “Excluded Subsidiaries”), each of which is currently in the process of being dissolved in accordance with applicable laws and regulations of its respective jurisdiction of formation or organization, no changes therein will be made on or after the date hereof through and including the Time of Purchase and the Additional Time of Purchase, as applicable; each Subsidiary has been incorporated or organized and, except with respect to the Excluded Subsidiaries, each of which is currently in the process of being dissolved in accordance with applicable laws and regulations of its respective jurisdiction of formation, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, with full corporate or limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is qualified to do business as a foreign corporation or a limited liability company, as the case may be, and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect, and the Company has furnished to the Representative a correct and compete list of all such foreign jurisdictions with respect to each of the Subsidiaries; except as disclosed in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, all of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, lien or other encumbrance or any adverse claims; except as disclosed in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or equity interests in the Subsidiaries are outstanding; the Company has no “significant subsidiary,” as that term is defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission, other than ChipX, Incorporated.

(g) Authorization, Issuance. The Company has the corporate power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement. All corporate action required to be taken by the Company for the authorization, issuance and sale of the Securities has been duly and validly taken. The Company has reserved a sufficient number of its duly authorized unissued shares to permit the full exercise of the Warrants. The Shares and the Warrant Shares have been duly and validly authorized. When the Shares and the Warrant Shares have been issued and delivered against payment therefor as provided herein and in the Warrant, as the case may be, the Shares, when so issued and sold, and the Warrant Shares, when issued upon exercise of the Warrants, will be duly and validly issued, fully paid and non-assessable and free of all statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights and will be free of any restriction upon the voting or transfer thereof pursuant to the Delaware General Corporation Law or the Company’s charter or by-laws or any agreement or other instrument to which the Company is a party. The Shares, the Warrant Shares and the Warrants will conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus. The Warrants have been duly and validly authorized by the Company and, upon issuance and delivery, will be valid and binding obligations of the Company, enforceable in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights and remedies of creditors.

(h) Description of Capital Stock. The capital stock of the Company, including the Securities, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(i) Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(j) No Violation. Neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which would constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give rise to any right of termination, cancellation or acceleration under) (A) its charter or by-laws, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, any applicable rules and regulations of the OTCBB), or (E) any decree, judgment or order applicable to it or any of its properties; except, in the cases of clause (B), (C), (D) and (E), where such occurrence would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(k) No Conflict. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give rise to any right of termination, cancellation or acceleration under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or by-laws of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, any applicable rules and regulations of the OTCBB), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties; except, in the cases of clause (B), (C), (D) and (E), where such occurrence would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(l) No Consents Required. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority, or approval of the shareholders of the Company, is required in connection with the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Securities under the Securities Act, which has been effected, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters, or (iii) under the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(m) No Rights. Except as described in the Registration Statement (excluding the exhibits thereto) and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to such person any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities, and (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock of, or other equity interests or securities in, the Company, or to include any such shares or interests or securities in the Registration Statement or in the offering contemplated thereby.

(n) Permits. Each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to have or obtain such licenses, authorizations, consents and approvals would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(o) Legal Proceedings. There are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated, to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority or the OTCBB, except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(p) Independent Accountants. Each of PriceWaterhouseCoopers LLP, Grant Thornton LLP and Kost, Forer, Gabbay and Kasierer, a member of Ernst & Young Global, whose reports on the consolidated financial statements of the Company and the Subsidiaries are included or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accountant with respect to the Company as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board and, to the best of the Company’s knowledge, is registered as such.

(q) Financial Statements. The financial statements included or incorporated by reference in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company for the periods specified have been prepared in compliance with the requirements of the Securities Act and the Exchange Act and in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto) and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(r) Absence of Material Changes. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any event or occurrence that has resulted in a material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, (ii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries, taken as a whole, (iii) any change in the capital stock of the Company, except for the issuance of stock pursuant to the exercise of stock options or warrants outstanding, or pursuant to the equity incentive plans of the Company in effect, in each case, as of the dates as of which information is provided in the Registration Statement and the Prospectus, or outstanding indebtedness of the Company or any Subsidiaries, or (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary.

(s) Lock-Up Agreements. The Company has obtained, for the benefit of the Underwriters, the agreement, in the form set forth as Exhibit A hereto or in such other form as may be agreed by the Representative, of each of its directors and officers and certain of the holders of five percent (5%) or greater of the Company’s Common Stock, as listed on Schedule III hereto (each, a “Lock-Up Agreement,” and, collectively, the “Lock-Up Agreements”).

(t) Not an Investment Company. Neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Securities will any of them be, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, none of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(u) Good Title to Property. The Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; all of the property described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases.

(v) Material Contracts. Each material contract, agreement and license listed as an exhibit to, described in or incorporated by reference in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, to which the Company or any of its Subsidiaries is bound, is legal, valid, binding, enforceable and in full force and effect against the Company or such Subsidiary, as applicable, and, to the knowledge of the Company, each other party thereto, except to the extent such enforceability is subject to (i) laws of general application relating to bankruptcy, insolvency, moratorium and the relief of debtors and (ii) the availability of specific performance, injunctive relief and other equitable remedies. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any other party, is in material breach or default with respect to any such contract, agreement or license. To the Company’s knowledge, no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under any such contract, agreement or license. No party has repudiated any material provision of any such contract, agreement or license.

(w) Intellectual Property. The Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted (collectively, “Intellectual Property”); to the Company’s knowledge, there are no third parties who have, or will be able to establish, rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which is licensed to the Company and the license rights of any third parties to which the Intellectual Property is licensed; to the knowledge of the Company, there is no infringement by third parties of any material Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by any third party challenging the Company’s rights in or to any material Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any material Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; the Company and the Subsidiaries have complied in all material respects with the terms of each agreement pursuant to which any material Intellectual Property has been licensed to the Company or any Subsidiary, and all such agreements are in full force and effect; to the knowledge of the Company, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any material Intellectual Property or that challenges the validity, enforceability or scope of any material Intellectual Property; to the knowledge of the Company, there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office.

(x) Labor Matters. Neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries; (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries; and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws, any provision of the Worker Adjustment and Retraining Notification Act of 1988, as amended (“WARN Act”), or the WARN Act’s state, foreign or local equivalent, or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”), or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries; the Company and each Subsidiary is in compliance with all presently applicable provisions of ERISA, except where such non-compliance would not be reasonably expected to result in a Material Adverse Effect; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) to which the Company or any Subsidiary contributes or which the Company or any Subsidiary maintains; the Company and each Subsidiary has not incurred and does not expect to incur liability under (x) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (y) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(y) Compliance with Environmental Laws. Except as disclosed in the Registration Statement and the Prospectus, if any, the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries holds all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, and except as otherwise disclosed in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law).

(z) Taxes. The Company and its Subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be filed through the date hereof (except for (i) any taxes that are being disputed in good faith by appropriate proceedings and for which the Company or such Subsidiary, as appropriate, holds adequate reserves in accordance with GAAP and (ii) those returns for which a request for extension has been filed); and except as otherwise disclosed in the Pricing Prospectus, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(aa) Insurance. The Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the Time of Purchase and at the Additional Time of Purchase, as applicable; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires.

(bb) Termination of Contracts. Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement, except for such terminations or non-renewals which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(cc) Accounting Controls. The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd) Disclosure Controls; Sarbanes-Oxley Act. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and, except as disclosed in the Company’s filings with the Commission, such disclosure controls and procedures are effective to perform the functions for which they were established; to the Company’s knowledge, the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses, except for those that are disclosed in the Company’s filings with the Commission or those that are intended to remediate or otherwise improve upon the Company’s disclosure controls and procedures and internal controls; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certifications are complete and correct in all material respects; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission promulgated thereunder.

(ee) Forward-Looking Statements. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Prospectus or the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith.

(ff) Statistical and Market-Related Data. All statistical or market-related data included or incorporated by reference in the Registration Statement, the Prospectus or the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(gg) Corrupt Practices. Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, representative or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates, have taken all steps reasonably necessary to ensure continued compliance therewith.

(hh) Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

(ii) OFAC. Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(jj) Dividends. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto) and the Prospectus.

(kk) Preemptive Rights. The issuance and sale of the Securities as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company.

(ll) Exchange Act Registration. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, the Common Stock is traded on the OTCBB, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the OTCBB, nor has the Company received any notification that the Commission or the OTCBB is contemplating terminating such registration or listing.

(mm) Brokers Fees. Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement.

(nn) No Price Stabilization. Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers or, to the knowledge of the Company, any of their affiliates or controlling persons, has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to, cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(oo) Corporate Records. The minute books of the Company and any of its Subsidiaries representing all existing records of all meetings and actions of the board of directors (including all committees of the board of directors) and stockholders of the Company and any of its Subsidiaries (collectively, the “Corporate Records”) through the date of the latest meeting and action have been furnished to the Representative and counsel for the Underwriters. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions that have been consummated by the Company or any of the Subsidiaries that are not properly approved and/or recorded in the Corporate Records of the Company and the Subsidiaries.

(pp) Federal Reserve Board. Neither the Company nor any of its Subsidiaries owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(qq) Rating Organization. As of the date of this Agreement there were not, and as of the Time of Purchase and the Additional Time of Purchase, as applicable, there will not be, any securities of or guaranteed by the Company or any Subsidiary that are rated by a “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) promulgated under the Securities Act.

(rr) FINRA Affiliations. To the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or five percent (5%) or greater security holders or, other than as previously disclosed by the Company in its FINRA representation letter, dated June 1, 2010, submitted by the Company to the Representative and counsel to the Underwriters, any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Initial Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto) and the Prospectus.

(ss) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Registration Statement, the Disclosure Package and the Prospectus which has not been so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any member of their respective immediate families, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(tt) Exchange Act Requirements. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Exchange Act during the preceding twelve (12) months. Since December 9, 2008, the Company has been subject to Sections 13(d) and 13(g) of the Exchange Act, but was not a party to any transaction, nor did any facts exist, that required the Company to file any reports pursuant to Sections 13(d) and 13(g) of the Exchange Act.

In addition to the foregoing representations and warranties, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

4. Certain Covenants of the Company. The Company covenants and agrees with the Representative and each of the Underwriters as follows:

(a) Filing Obligations. The Company shall (i) prepare the Prospectus in a form approved by you and file such Prospectus within the time periods specified by Rule 424(b) and Rules 430A and 430C, as applicable, under the Securities Act; (ii) file any “free writing prospectus” to the extent required by Rule 433 under the Securities Act, if applicable, and file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; (iii) file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during such period as the Prospectus would be required by law to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) (the “Prospectus Delivery Period”); and (iv) furnish copies of each “free writing prospectus” (if any), to the extent not previously delivered, to the Underwriters prior to 11:00 a.m. (Eastern time), on the second Business Day next succeeding the date of this Agreement in such quantities as each Underwriter shall reasonably request.

(b) Abbreviated Registration Statement. If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a registration statement under Rule 462(b) with the Commission in compliance with Rule 462(b) by 8:00 a.m. (Eastern time), on the Business Day next succeeding the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for such Rule 462(b) registration statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(c) Amendments or Supplements. The Company will not, during the Prospectus Delivery Period in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing thereof and the Representative shall not have objected thereto or disapproved in good faith.

(d) Free Writing Prospectuses. The Company will (i) not make any offer relating to the Securities that would constitute an “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act other than a Permitted Free Writing Prospectus; (ii) treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus”; (iii) comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any “issuer free writing prospectus,” including the requirements relating to timely filing with the Commission, legending and record keeping, and (iv) not take any action that would result in any Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will use its commercially reasonable efforts to satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(e) Notices to Representative. The Company will notify the Representative promptly, and will, if requested, confirm such notification in writing, in the event of: (i) the receipt of any comments of, or requests for information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Disclosure Package or the Prospectus; (iii) the time and date when any post-effective amendment to the Registration Statement becomes effective; (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Prospectus Supplement, the Disclosure Package, the Prospectus or any Permitted Free Writing Prospectus, or the initiation or threatening of any proceeding for that purpose; (v) the receipt by the Company of any notification with respect to any suspension or the approval of the Shares or the Warrant Shares from any securities exchange or quotation system upon which they are listed for trading or included or designated for quotation, or of the suspension of the qualification of the Shares or the Warrant Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for any of the foregoing purposes. The Company will use its commercially reasonable best efforts to prevent the issuance or invocation of any such stop order or suspension by the Commission and, if any such stop order or suspension is so issued or invoked, to obtain as soon as possible the withdrawal or removal thereof.

(f) Filing of Amendments or Supplements. If, during the Prospectus Delivery Period, any event shall occur or condition shall exist as a result of which it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) in order to make the statements therein, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) is delivered to an investor, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) to comply with applicable law, the Company shall prepare, file with the Commission and furnish, at its own expense, to the Underwriters, either amendments or supplements to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, to the Disclosure Package) so that the statements in the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package), as so amended or supplemented, will not, in the light of the circumstances when the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package) is delivered to an investor, be misleading, or so that the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Disclosure Package), as amended or supplemented, will comply with applicable law. If, at any time following issuance of a Permitted Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Permitted Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities, or would include an untrue statement of a material fact, or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Representative and will promptly amend or supplement, at its own expense, such Permitted Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g) Delivery of Copies. The Company will deliver promptly to the Underwriter and its counsel such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement, as originally filed with the Commission, and each amendment thereto (in each case, excluding exhibits thereto), (ii) copies of any Prospectus Supplement or Permitted Free Writing Prospectus, (iii) during the Prospectus Delivery Period, copies of the Prospectus (or any amendments or supplements thereto); (iii) any document incorporated by reference in the Prospectus (other than any such document that is filed with the

Commission electronically via the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) or any successor system) and (iv) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities.

(h) Earnings Statement. The Company will make generally available to holders of its securities and deliver to the Representative, as soon as practicable, but in any event not later than sixteen (16) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) (which may be satisfied by filing with the Commission’s EDGAR system as long as the Representative can consistently access such filing).

(i) Use of Proceeds. The Company agrees to use and apply the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds.”

(j) Public Communications. Prior to the Closing Date and the closing of the purchase of the Additional Units, if any, the Company will not issue any press release or other communication (other than to announce the approval, if any, of the listing of the Company’s Common Stock on the NYSE Amex Stock Exchange (the “NYSE Amex”)), directly or indirectly, or hold any press conference with respect to the Company, its condition, financial or otherwise, or its earnings, business, operations or prospects, or the offering of the Securities, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, unless in the reasonable judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by applicable law, in which case the Company shall use its commercially reasonable best efforts to allow the Representative reasonable time to comment on such release or other communication in advance of such issuance.

(k) Lock-Up Period. During the period beginning on the date hereof and ending on (and including) the date that is 180 days after the date of the final Prospectus related to the offering contemplated hereunder (such period, as may be extended hereunder, the “Lock-Up Period”), the Company will not, directly or indirectly, (i) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase (to the extent such option or contract to purchase is exercisable within one year from the Closing Date), purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock, (ii) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock, or (iii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clauses (i), (ii) or (iii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representative (which consent may be withheld in the Representative’s sole discretion), other than (A) the Securities to be sold hereunder, (B) the issuance of employee stock options or shares of restricted stock pursuant to equity compensation plans described in the Registration Statement (excluding the exhibits thereto) and the Disclosure Package and the Prospectus, (C) issuances of shares of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto) and the Disclosure Package and the Prospectus or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement and disclosed as outstanding in the Registration Statement (excluding the exhibits thereto) and the Disclosure Package and the Prospectus, or (D) the issuance by the Company of any shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock as consideration for mergers, acquisitions, other business combinations or strategic alliances occurring after the date of this Agreement, provided that each recipient of shares pursuant to this clause (D) agrees that all such shares remain subject to restrictions substantially similar to those contained in this Section 4(k). Notwithstanding the foregoing, if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then, in each case, the Lock-Up Period automatically will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Representative waives, in writing, such extension. The Company will provide the Representative and each person subject to the Lock-up Agreements described in Section 3(s) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(l) Stabilization. The Company will not take, directly or indirectly, any action designed to result in, or that might reasonably be expected to cause or result in, or that will constitute, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any of the Securities or for any other purpose.

(m) Transfer Agent. The Company shall engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Shares, the Warrants and the Warrant Shares.

(n) Investment Company Act. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(o) Sarbanes-Oxley Act. The Company will comply with all applicable provisions of the Sarbanes-Oxley Act.

(p) Periodic Reports. The Company will file with the Commission such periodic and special reports as required by the Exchange Act. To the extent not otherwise available on the Commission’s EDGAR system, during a period of three (3) years from the effective date of the Registration Statement, the Company will furnish to its stockholders as soon as they are available after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as they are available after the end of each of the first three (3) quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail and in accordance with the rules and regulations of the Commission

(q) Stockholder Communications. During a period of three (3) years from the effective date of the Registration Statement, to the extent not otherwise available on the Commission’s EDGAR system, the Company will furnish or make available to the Representative copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representative (i) as soon as they are available, copies of any current, periodical or annual reports and financial statements furnished to or filed with the Commission or any national securities exchange or automated quotation system on which any class of securities of the Company is listed or quoted; and (ii) such additional information concerning the business and financial condition of the Company as the Representative (or any other Underwriter) may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission), provided that no such additional information shall be required except to the extent the disclosure of additional information would not result in a violation of Regulation FD (without requiring new disclosure to third parties to avoid violation of Regulation FD).

(r) NYSE Amex. The Company will use its commercially reasonable best efforts to obtain approval for, and maintain, the listing of the Shares on the NYSE Amex.

(s) License. Upon request of any Underwriter, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the online offering of the Securities (the “License”); provided, however, that the License shall be used solely and exclusively for the foregoing purpose, is granted without any fee and may not be assigned or transferred by any Underwriter.

(t) Expenses. The Company will pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each of the foregoing to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iii) the preparation of this Agreement, any agreement among underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each of the foregoing to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign laws (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares and the Warrant Shares on any securities exchange or qualification of the Shares and the Warrant Shares for listing on the NYSE Amex, (vi) any filing for review of the public offering of the Securities by FINRA, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares and the Warrant Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (ix) the performance of the Company’s other obligations hereunder.

5. Reimbursement of the Underwriters’ Expenses. If the Securities are not delivered for any reason other than the default of the Underwriters in their obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(t) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including up to $60,000 for the fees and disbursements of their counsel.

6. Conditions of the Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the Time of Purchase and at the Additional Time of Purchase, as applicable, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a) Company Counsel Legal Opinion. The Company shall furnish to the Underwriter at the Time of Purchase and at the Additional Time of Purchase, as applicable, an opinion of Nixon Peabody LLP, counsel for the Company, addressed to the Representative as representative of the Underwriters, and dated the Time of Purchase and the Additional Time of Purchase, as applicable, in form and substance satisfactory to the Representative and counsel to the Underwriters, as to the matters set forth on Exhibit B hereto.

(b) Comfort Letters. The Representative shall have received from each of PriceWaterhouseCoopers LLP, Grant Thornton LLP and Kost, Forer, Gabbay and Kasierer, a member of Ernst & Young Global, letters dated, respectively, the date of the Prospectus, the Time of Purchase and the Additional Time of Purchase, as applicable, and addressed to the Representative as representative of the Underwriters, in the forms satisfactory to the Representative and counsel to the Underwriters, which letters shall cover certain financial disclosures contained or incorporated by reference in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(c) Underwriter Counsel Legal Opinion. The Representative shall have received at the Time of Purchase and at the Additional Time of Purchase, as applicable, a favorable opinion of Lowenstein Sandler PC, counsel for the Underwriters, dated the Time of Purchase and the Additional Time of Purchase, as the case may be, in form and substance reasonably satisfactory to the Representative.

(d) Objection of Underwriter. No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Underwriter shall have objected in writing.

(e) Filings with the Commission. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act at or before 5:30 p.m. (Eastern time) on the second full Business Day after the date of this Agreement (or such earlier time as may be required under the Securities Act).

(f) No Stop Orders. Prior to and at the Time of Purchase and at the Additional Time of Purchase, as applicable, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) neither the Prospectus nor any amendment or supplement thereto shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(g) No Material Adverse Change.

(i) Prior to the Closing or the closing of the Additional Units, as applicable, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, prospects, business or operations of the Company from that set forth in the Disclosure Package and the Prospectus that, in the Representative’s reasonable judgment, is material and adverse and that makes it, in the Representative’s reasonable judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Disclosure Package.

(ii) There shall not have occurred any of the following: (A) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NYSE Amex or the Nasdaq Stock Market or the establishing on such exchanges by the Commission or by such exchanges of minimum or maximum prices that are not in force and effect on the date hereof; (B) a suspension or material limitation in trading in the Company’s securities on the OTCBB; (C) a general moratorium on commercial banking activities declared by either federal or any state authorities; (D) the outbreak or material escalation of hostilities or acts of terrorism involving the United States or the declaration by the United States of a national emergency or war, which, in the Representative’s reasonable judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities in the manner contemplated in the Prospectus; or (E) any calamity or crisis, act of God, change in the international or domestic markets, or substantial change in the existing financial, political or economic conditions in the United States or internationally, that, in the Representative’s reasonable judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of any of the Securities in the manner contemplated in the Prospectus.

(h) Officers’ Certificate. The Company, at the Time of Purchase and at the Additional Time of Purchase, as applicable, shall have delivered to the Representative a certificate duly executed by its Chief Executive Officer and its Chief Financial Officer, dated the Time of Purchase and the Additional Time of Purchase, as applicable, in the form attached as Exhibit C hereto.

(i) Secretary’s Certificate. The Company, at the Time of Purchase and at the Additional Time of Purchase, as applicable, shall have delivered to the Representative a certificate duly executed by its Secretary, dated the Time of Purchase and the Additional Time of Purchase, as applicable, in the form attached as Exhibit D hereto.

(j) Lock-Up Agreements. The Representative shall have received each of the signed Lock-Up Agreements referred to in Section 3(s) hereof, and each such Lock-Up Agreement shall be in full force and effect at the Time of Purchase and at the Additional Time of Purchase, as applicable.

(k) Company Corporate Documents. The Company, at the Time of Purchase and at the Additional Time of Purchase, as applicable, shall have delivered to the Representative a certificate evidencing the incorporation and good standing of the Company in the state of Delaware, issued by the Secretary of State of the State of Delaware, dated as of a date within five (5) calendar days of the Time of Purchase and Additional Time of Purchase, as applicable.

(l) Subsidiary Corporate Documents. The Company, at the Time of Purchase and at the Additional Time of Purchase, as applicable, shall have delivered to the Representative a certificate evidencing the incorporation or formation, as the case may be, and good standing, of each of its U.S. subsidiaries from its respective state of incorporation or formation, as the case may be, issued by the Secretary of State or other applicable governing body or agency (or other comparable authority) of such state of incorporation or formation, as the case may be, dated as of a date within five (5) calendar days of the Time of Purchase and Additional Time of Purchase, as applicable.

(m) Foreign Qualifications. The Company, at the Time of Purchase and at the Additional Time of Purchase, as the case may be, shall have delivered to the Representative a certificate evidencing the Company’s qualification as a foreign corporation in good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, dated as of a date within five (5) calendar days of the Time of Purchase and Additional Time of Purchase, as applicable.

(n) Certified Charter. The Company shall have delivered to the Representative at the Time of Purchase and at the Additional Time of Purchase, as applicable, a certified copy of the Certificate of Incorporation of the Company as certified by the Secretary of State of the State of Delaware within five (5) calendar days of the Time of Purchase and Additional Time of Purchase, as applicable.

(o) Additional Documents. The Company shall have furnished to the Representative such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as of the Time of Purchase and the Additional Time of Purchase, as applicable, as the Representative may reasonably request.

(p) No FINRA Objection. FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting or other arrangements of the transactions contemplated hereby.

(q) Other Filings with the Commission. The Company shall have prepared and filed with the Commission a pre-effective amendment to the Registration Statement or a Current Report on Form 8-K, as applicable, with respect to the transactions contemplated hereby, including the filing of this Agreement (or a form thereof) as an exhibit thereto.

(r) Prospectus Delivery. The Company shall have complied with the provisions of Section 4(g) hereof with respect to the prompt furnishing of Prospectuses to the Underwriters.

7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement. If the Representative elects to terminate this Agreement as provided in Section 6 above, the Representative shall promptly notify the Company in writing.

If the sale to the Underwriter of the Securities, as contemplated by this Agreement, is not carried out by the Underwriter for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Underwriter shall be under no obligation or liability to the Company under this Agreement (except solely to the extent provided in Section 8 hereof).

8. Indemnity and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless each of the Underwriters and their respective partners, affiliates, members, directors and officers, and any person who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information concerning such Underwriter furnished in writing by such Underwriter to the Company expressly for use in (it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g) hereof) the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement or Prospectus in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or Prospectus or was necessary to make such information not misleading in any material respect, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 8 being deemed to include any Preliminary Prospectus, the Pricing Prospectus and the Prospectus, and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information concerning such Underwriter furnished in writing by such Underwriter to the Company expressly for use in (it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g) hereof), such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading in any material respect.

(b) Each Underwriter, severally and not jointly, agrees to indemnify, defend and hold harmless the Company and its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in information concerning such Underwriter furnished in writing by such Underwriter to the Company expressly for use in (it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g) hereof), the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement or Prospectus in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or Prospectus or was necessary to make such information not misleading in any material respect, or (ii) any untrue statement or alleged untrue statement of a material fact contained in information concerning such Underwriter furnished in writing by such Underwriter to the Company expressly for use in (it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in Section 8(g) hereof), a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading in any material respect.

(c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company or one or more Underwriters (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 8, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding, or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent, such consent not to be unreasonably withheld, but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 8(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) Business Days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least thirty (30) days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsections (a) and (b) of this Section 8 or is insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total respective underwriting discounts and commissions received by the Underwriter, bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriter (it being understood and agreed that the only such information supplied by each Underwriter consists of the information described as such in Section 8(g) hereof) and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this Section 8(d) shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(e) The Company and each Underwriter agrees that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section 8 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or its partners, managers, affiliates, directors or officers or any person (including each partner, director or officer of such person) who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the

Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and each Underwriter agrees promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus.

(g) Each Underwriter confirms and the Company acknowledges that the statements with respect to the public offering of the Securities by such Underwriter set forth in the first two (2) paragraphs and the subsections entitled “Commissions and Expenses” and “Stabilization” under the caption “Underwriting” in the Prospectus constitute the only information concerning each Underwriter and furnished in writing to the Company expressly for use in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus.

9. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by facsimile and, if to the Representative, shall be sufficient in all respects if delivered or sent to Roth Capital Partners, LLC, 24 Corporate Plaza Drive, Newport Beach, California, Attention: David J. Enzer (Facsimile No.: (310) 445-5863), with a copy (for informational purposes only) to Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020, Attention: Steven E. Siesser, Esq. (Facsimile No.: (973) 597-2507); and if to the Company, shall be sufficient in all respects if delivered or sent to GigOptix, Inc., 2300 Geng Road, Suite 250, Palo Alto, California 94303, Attention: Chief Executive Officer (Facsimile No.: (650) 391-2623), with a copy (for informational purposes only) to Nixon Peabody LLP, 2 Palo Alto Square, 3000 El Camino Real, Suite 500, Palo Alto, California 94306-2016, Attention: Jeffrey C. Selman, Esq. (Facsimile No.: (866) 438-3891).

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

10. Governing Law; Submission to Jurisdiction; No Jury Trial. THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Company agrees that any suit or proceeding arising in respect of this Agreement or this engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York, and the Company and each Selling Stockholder agrees to submit to the jurisdiction of, and to venue in, such courts. The Underwriters and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company or is or may be subject, by suit upon such judgment.

11. Representative. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you as Representative.

12. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and, to the extent provided in Section 8 hereof, the specified controlling persons, affiliates, partners, directors, officers and other persons and entities referred to in such Section 8, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, individual, partnership, association, corporation or entity shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

13. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciaries to the Company or its management, shareholders or creditors or any other person in connection with any activity that the Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by any of the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters). The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against each Underwriter with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

14. Counterparts. This Agreement may be executed by the parties in one or more counterparts, which together shall constitute one and the same agreement among the parties. Delivery of a signed counterpart of this Agreement by facsimile or e-mail/.pdf transmission shall constitute valid and sufficient delivery thereof, and any counterpart so delivered shall be binding and valid as if an original.

15. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their respective successors and assigns, and any successor or assign of all or any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

If the foregoing correctly sets forth the understanding among the Company and the Representative, on behalf of the Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and the acceptance by the Representative, on behalf of the Underwriters, shall constitute a binding agreement among the Company and the Underwriters.

Very truly yours,

GIGOPTIX, INC.

By:
Name:
Title:

Accepted and agreed to as of the
date first above written:

ROTH CAPITAL PARTNERS, LLC

By:
Name:
Title:

ANNEX I

Underwriter	Total Number of Firm Units to be Purchased	Number of Additional Units to be Purchased if Maximum Over- Allotment Option is Exercised
Roth Capital Partners, LLC	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

SCHEDULE I

Permitted Free Writing Prospectuses

[None.]

SCHEDULE II

Pricing Information

Number of Units to be Sold: [        ] Units (consisting of [    ] shares of Common Stock and [        ] Warrants

Public Offering Price: [        ] per Unit

Underwriting Discount: [        ] per Unit

Proceeds to Company (before expenses): [        ] per Unit

SCHEDULE III

List of Directors, Officers and Certain 5% Stockholders Executing Lock-Up Agreements

Directors:

Officers:

5% Stockholders:

EXHIBIT A

Form of Lock-Up Agreement

GigOptix, Inc.

Lock-Up Agreement

June     , 2010

Roth Capital Partners, LLC

24 Corporate Plaza Drive

Newport Beach, California 92660-7968

Re:	GigOptix, Inc. – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that Roth Capital Partners, LLC (the “Underwriter”) proposes to enter into an underwriting agreement (the “Agreement”) with GigOptix, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Offering”) of shares (the “Shares”) of the common stock, par value $0.001 per share (“Common Stock”), of the Company pursuant to a Registration Statement on Form S-1 (File No. 333-164740), as amended, filed with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).

In consideration of the agreement by the Underwriter to offer and sell the Shares and in order to induce the Underwriter to participate in the Offering, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Underwriter (which consent may be withheld in the Underwriter’s sole discretion), the undersigned will not, during the period beginning on the date hereof and ending on the date 180 days after the date of the final prospectus (including any final prospectus supplement, the “Final Prospectus”) to be used in confirming the sale of the Shares (such 180-day period, as may be extended hereunder, the “Lock-Up Period”): (i) offer, pledge, sell, contract to sell, announce the intention to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, or any securities that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired, and whether owned directly by the undersigned (including holding as a custodian or trustee) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Commission, as the same may be amended or supplemented from time to time (collectively, the “Undersigned’s Shares”); (ii) enter into any swap, hedge or other similar agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Shares or securities convertible into or exercisable or exchangeable for shares of Common Stock, whether any such transaction described in clauses (i) or (ii) of this paragraph is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise; (iii) make any demand for, or exercise any right with respect to, the registration of any of the Undersigned’s Shares or any security convertible into or exercisable or exchangeable for shares of Common Stock; or (iv) publicly announce an intention to effect any transaction of the type specified in clauses (i), (ii) or (iii) above. For the avoidance of doubt, the foregoing restrictions are expressly understood and agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to, or which reasonably could be expected to, lead to or result in a sale or disposition of the Undersigned’s Shares, even if such Shares would be disposed of by a person or entity other than the undersigned. Such prohibited hedging or other transactions include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put option or put equivalent position or call option or call equivalent position) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to or derives any significant portion of its value from such Shares.

Notwithstanding the foregoing, the restrictions set forth in clauses (i) and (ii) in the immediately preceding paragraph will not apply to (a) transfers by the undersigned (1) as a bonafide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (2) upon death by will or intestacy, provided that the recipient agrees to be bound in writing by the restrictions set forth herein, (3) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, (4) to the limited partners, general partners, limited liability company members or stockholders of the undersigned, or if the undersigned is a corporation, to any wholly owned subsidiary of such corporation, (5) occurring by operation of law, such as statutes governing the effects of a merger or a qualified domestic order, provided that in the case of any transfer pursuant to clauses (1), (2), (3), (4) or (5) above, (x) the recipient agrees to be bound in writing by the restrictions set forth herein, (y) any such transfer shall not involve a disposition for value and (z) no public reports or filings, including, but not limited to, those pursuant to Rule 144 under the Securities Act or pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are required to be filed by the undersigned during the Lock-Up Period and no such filings are voluntarily filed by the undersigned during the Lock-Up Period, or (6) with the prior written consent of the Underwriter; (b) transfers of Common Stock solely in connection with the “cashless” exercise of Company stock options for the purpose of exercising such stock options, provided that any shares of Common Stock received upon such exercise and any remaining shares of Common Stock held by the undersigned will be subject to all of the restrictions set forth in this Lock-Up Agreement; or (c) the undersigned’s entering into a written plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1 under the Exchange Act (a “10b5-1 Plan”) after the date hereof relating to the sale of the Undersigned’s Shares, provided that such 10b5-1 Plan does not provide for the transfer of the Undersigned’s Shares during the Lock-Up Period, and provided, further, that no public reports or filings, including, but not limited to, those pursuant to Rule 144 under the Securities Act or pursuant to Section 16 of the

Exchange Act, are required to be filed by the undersigned during the Lock-Up Period and no such filings are voluntarily filed by the undersigned during the Lock-Up Period. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

If (i) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (ii) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then, in each case, the Lock-Up Period automatically will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Underwriter waives, in writing, such extension. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. In furtherance of the foregoing, the Company, and any duly appointed transfer agent or depositary for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of any of the provisions of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. The undersigned understands that the Company and the Underwriter are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and that all authority herein conferred or agreed to be conferred and any obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs and personal and legal representatives of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar or depositary against the transfer of the Undersigned’s Shares, except in compliance with the foregoing restrictions.

The undersigned understands that, if the Agreement does not become effective, or if the Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[FOR INDIVIDUALS]

Name:

[FOR ENTITIES]

(Full Name of Stockholder Entity – Please Print)

By:
Name:
Title:

EXHIBIT B

FORM OF LEGAL OPINION OF COMPANY COUNSEL

1. The Company and each of its United States subsidiaries has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company and its United States subsidiaries has the corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the failure to qualify could reasonably be expected to have a Material Adverse Effect.

2. The Shares have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and reserved for issuance and, when issued to the holders of the Warrants in accordance with the terms of the Warrants against payment therefor, will be validly issued, fully paid and non-assessable.

3. The Securities are free of statutory and contractual preemptive rights, resale rights, rights of first refusal and restrictions upon voting and transfer.

4. The Warrants have been duly authorized and, when executed by the Company and issued and delivered against payment of the purchase price therefor in accordance with the terms of the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and reserved for issuance and, when issued to the holders of the Warrants in accordance with the terms of the Warrants against payment therefor, will be validly issued, fully paid and non-assessable.

5. The Common Stock is traded on the Over-the-Counter Bulletin Board.

6. The Company’s authorized equity capitalization is as set forth in the Registration Statement, Disclosure Package and the Prospectus.

7. The Company has the requisite corporate power and authority to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, and all corporate action required to be taken for the authorization, execution and delivery of the Underwriting Agreement has been duly and validly taken. The Underwriting Agreement has been duly authorized, executed, and delivered by the Company. No approval by the stockholders of the Company is required in connection with the issuance and sale of the Securities or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement.

8. The Registration Statement had become effective under the Securities Act and, to our knowledge, no stop order proceedings with respect thereto are pending or threatened by the Commission under the Securities Act, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 or Rule 430A or 430C under the Securities Act has been made in the manner and within the time period required by said Rule 424 and in compliance with Rule 430A or 430C under the Securities Act.

9. The Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Securities contemplated by the Registration Statement and the Prospectus.

10. No approval, authorization, consent, or order, or filing with any governmental or regulatory commission, board, body, authority, or agency of the United States of America or the State of Delaware or New York, is required by any of the Applicable Laws (as defined below) in connection with the issuance and sale of the Securities (including the issuance of the Warrant Shares upon exercise of the Warrants) or with the consummation by the Company of the transactions contemplated by the Underwriting Agreement, other than approvals, authorizations, consents, orders, and filings which have been obtained or made (except that we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters and we express no opinion with respect to the Conduct Rules of FINRA). “Applicable Laws” shall include the laws of the State of California, the laws of the State of Delaware, the laws of the State of New York, and the federal laws of the United States.

11. The execution, delivery, and performance of the Underwriting Agreement by the Company, the issuance and sale of the Securities, and the consummation of the transactions contemplated by the Underwriting Agreement do not and will not result in any breach or violation of, constitute a default under, constitute any event which, with notice, lapse of time, or both, would result in any breach or violation of or constitute a default under, give rise to any right of termination, cancellation, or acceleration under, or result in the creation or imposition of a lien, charge, or encumbrance on any property or assets of the Company or any United States subsidiary pursuant to: (i) the Certificate of Incorporation or the By-laws of the Company or any United States subsidiary, each as amended, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument which is listed as an exhibit to the Registration Statement or of which we have actual knowledge to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, (iii) any of the Applicable Laws, or (iv) any decree, judgment, or order which, to our knowledge, is applicable to the Company or any Subsidiary or any of their respective properties. For purposes of the foregoing opinions, our “actual knowledge” refers to the current actual knowledge of those attorneys at Nixon Peabody LLP who have rendered substantive legal advice to the Company in connection with the Registration Statement and the Underwriting Agreement and the transactions contemplated thereby.

12. Neither the Company nor any United States subsidiary is an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

13. The Registration Statement and the Prospectus (except as to financial statements and schedules and other financial data contained therein, as to which we express no opinion), as of its date, complied as to form in all material respects with the requirements of the Securities Act. To our knowledge, the Company is not a party to any contract, agreement or document of a character that is required to be filed as an exhibit to, or incorporated by reference in, the Registration Statement or described in the Registration Statement or the Prospectus that has not been so filed, incorporated by reference or described as required.

14. Other than as described in the Registration Statement and the Prospectus, there are no outstanding rights to cause the Company to have registered under the Securities Act within 180 days after the date of this opinion letter any shares of Common Stock or shares of any other capital stock or other equity interests in the Company or to include any such shares or interest in the Registration Statement or offering contemplated thereby.

15. The statements in Prospectus under the captions “Description of Capital Stock” and “Description of Warrants” and under the caption “Underwriting,” insofar as such statements constitute a summary of matters of law, are accurate in all material respects and present fairly the information required to be shown.

16. We have no knowledge of (i) any legal or governmental action or proceeding to which the Company is a party that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement or (ii) any action, suit, claim, investigation or proceeding pending, threatened, or contemplated to which the Company or any Subsidiary or any of their respective officers or directors is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which is required to be described in the Registration Statement and the Prospectus but is not so described as required.

*   *   *   *   *

The following paragraphs shall be provided in a separate, customary “negative assurances” letter addressed to the Representative on behalf of the Underwriters, in form satisfactory to the Representative and counsel to the Underwriters.

On the basis of our participation in conferences at which the contents of the Registration Statement, the Disclosure Package, the Prospectus and related matters were discussed, but without independent verification by us of the accuracy, completeness, or fairness of the statements contained or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, we confirm to you that on the basis of and subject to the foregoing, no facts have come to our attention in the course of our performance of the services referred to above that caused us to believe that (i) the Registration Statement, as of its most recent effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the documents included in the Disclosure Package, all considered together, as of the date of the Underwriting Agreement include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of the date hereof, includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that we express no view with respect to the financial statements and other financial data and schedules which are or should be contained or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus.

On the basis of our participation in conferences at which the contents of the Registration Statement, the Disclosure Package, the Prospectus and related matters were discussed, but without independent verification by us of the accuracy, completeness, or fairness of the statements contained or incorporated by reference in the Registration Statement, the Disclosure Package, or the Prospectus, we have no knowledge that (other with respect to the financial statements and other financial data and schedules which are or should be contained or incorporated by reference therein, as to which we express no view): (a) the Registration Statement and the Prospectus do not appear on their face to comply as to form in all material respects with the requirements of the Securities Act; and (b) each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, did not appear on its face to comply as to form in all material respects with the requirements of the Exchange Act. We have reviewed the Incorporated Documents and discussed the business and affairs of the Company with officers and other representatives of the Company. We do not pass upon, nor assume responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Incorporated Documents and have made no independent verification thereof, except to the limited extent referred to in this paragraph.

EXHIBIT C

FORM OF OFFICERS’ CERTIFICATE

Each of the undersigned, Dr. Avi Katz, Chief Executive Officer of GigOptix, Inc., a Delaware corporation (the “Company”), and Ronald K. Shelton, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 6(h) of that certain Underwriting Agreement dated June [    ], 2010 (the “Underwriting Agreement”) between the Company and Roth Capital Partners, LLC, that, as of the date hereof:

1.	He has reviewed the Registration Statement, the Disclosure Package, the Prospectus and each Permitted Free Writing Prospectus.

2.	The representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3.	The Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4.	The conditions set forth in paragraph (f) of Section 6 of the Underwriting Agreement have been met or satisfied.

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this      day of         , 2010.

Name:	Dr. Avi Katz
Title:	Chief Executive Officer

Name:	Ronald K. Shelton
Title:	Chief Financial Officer

C-1

EXHIBIT D

FORM OF SECRETARY’S CERTIFICATE

I,                             , in my capacity as Secretary of GigOptix, Inc., a Delaware corporation (the “Company”), do hereby certify on behalf of the Company that:

1.	Attached hereto as Annex A is a full, true and correct copy of the Certificate of Incorporation of the Company and each amendment thereto since the date thereof (the “Certificate”), as in full force and effect on the date hereof. Except as provided in the Certificate, no amendment to the Certificate has been approved by the Board of Directors of the Company (the “Board”) or the stockholders of the Company to effect or authorize any further amendment or modification thereto or in contemplation of the liquidation or dissolution of the Company prior to the consummation of the transactions contemplated by the Underwriting Agreement.

2.	Attached hereto as Annex B is a full, true and correct copy of the By-laws of the Company as in full force and effect on the date hereof.

3.	Attached hereto as Annexes C-1, C-2 and C-3 are full, true and correct copies of resolutions duly adopted by (i) the Board on with respect to the filing of the Registration Statement (as defined below), (ii) the Board on with respect to the transactions contemplated by the Underwriting Agreement, and (iii) the Pricing Committee of the Board on . Such resolutions have not been amended, rescinded, or modified since their adoption and remain in full force and effect as of the date hereof, and are the only resolutions adopted by the Board or by any committee of or designated by the Board or the Pricing Committee relating to the authorization and ratification of all necessary corporate action, as the case may be, taken and to be taken by the Company in connection with the Registration Statement on Form S-1 (File No. 333-164740) (the “Registration Statement”), the Underwriting Agreement dated June , 2010 (the “Underwriting Agreement”), between the Company and Roth Capital Partners, LLC, and the transactions contemplated by the Underwriting Agreement.

4.	The Underwriting Agreement, as executed and delivered by the Company, is substantially in the form approved by the Board (or a duly authorized committee of the Board) at a duly held meeting or action by unanimous written consent thereof.

5.

Each person who, as a director or officer of the Company or as attorney-in-fact of a director or officer of the Company, signed (i) the Registration Statement, including any amendments thereto (the “Amendments”), (ii) the Underwriting Agreement, or (iii) any other document delivered in connection with the sale and offering of the Shares (as defined in the Underwriting Agreement) and the closing related thereto was duly elected or appointed, qualified and acting as such director

D-1

or officer at the respective times of the signing and delivery thereof and was duly authorized to sign such document on behalf of the Company, and the signature of each such person appearing on each such document is the genuine signature of such director or officer.

6.	The signed copies of the Registration Statement and the Amendments, including (i) the consents and accountants’ reports contained therein and (ii) all exhibits filed therewith, previously furnished to Roth Capital Partners, LLC or its counsel are true, complete and correct copies.

7.	The minute books, records, and other documents of the Company relating to all proceedings of the stockholders and the Board made available to Nixon Peabody LLP and Lowenstein Sandler PC are true, correct and complete in all material respects and there have been no material changes, additions or alterations in said minute books as provided or made available to Nixon Peabody LLP and Lowenstein Sandler PC that have not been disclosed to those parties in writing.

8.	Nixon Peabody LLP and Lowenstein Sandler PC are entitled to rely on this certificate in connection with the opinion each firm is rendering pursuant to the Underwriting Agreement.

[Signature page follows]

D-2

IN WITNESS WHEREOF, I have signed this certificate by and on behalf of the Company this the      day of         , 2010.

GIGOPTIX, INC.

By:
Name:
Title:	Secretary

I, Dr. Avi Katz, Chief Executive Officer of the Company, do hereby certify that                      is the duly elected, qualified and acting Secretary of the Company, and the signature set forth above is [his/her] true and genuine signature.

GIGOPTIX, INC.

By:
Name:	Dr. Avi Katz
Title:	Chief Executive Officer

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